Supplement Dated December 22, 2014
To The Prospectus Dated April 28, 2014

RETIREMENT LATITUDES®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® and through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

The second paragraph under the section titled Guaranteed Minimum Withdrawal Benefit For Stretch RMDs ("MarketGuard Stretch GMWB") is revised by deleting the first bullet point appearing after the phrase "Availability of this GMWB is subject to the following additional requirements:" on page 85 of the prospectus and replacing it with the following:

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For Contracts issued on or after January 12, 2015, a Beneficiary entitled to death benefit payments under an existing Contract must elect this GMWB prior to the time the Beneficiary begins taking distributions (or is required to begin taking distributions) from the Contract to meet the stretch minimum distribution requirements.

For Contracts purchased by prospective Owners on or after January 12, 2015 with death benefit proceeds that are subject to the minimum distribution requirements applicable to beneficiaries, this GMWB must be elected on the initial application and is not available for election after the Issue Date. Additionally, for Owners age 70 or younger on the date this GMWB is issued, this GMWB must be elected no later than five years after the date of death of the original owner. For Owners age 71 through age 80 on the date this GMWB is issued, this GMWB must be elected before the Owner begins taking distributions (or is required to begin taking distributions) to meet the stretch minimum distribution requirements.

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(To be used with JMV5765 04/14)

JMV14417 12/14